UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2015

Item 1. Report to Shareholders

New York Tax-Free Bond Fund	August 31, 2015

The views and opinions in this report were current as of August 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds posted modestly positive results in the past six months, outperforming taxable bonds. Munis are one of the best-performing asset classes year-to-date, as global markets and other higher-risk assets have fallen sharply in recent months in response to China’s economic deceleration and tumbling commodity prices. While there was little performance difference among short-, intermediate-, and long-term securities, higher-quality municipals outpaced lower-quality issues. Against this supportive backdrop, the New York Tax-Free Bond Fund advanced in the first half of its fiscal year and outperformed its peer group of similarly managed funds. The New York Tax-Free Money Fund return was roughly flat as money market rates stayed near 0%.

ECONOMY AND INTEREST RATES

The economy improved from sluggish first-quarter growth, expanding at an annualized pace of 3.7% in the second quarter of 2015, according to the most recent estimates. The labor market continued to improve, with solid job gains driving the national unemployment rate down to 5.1% in August, its lowest level since 2008. Inflation is likely to remain very low in the near term due to recent declines in oil and other commodity prices. Lower energy costs bode well for consumer spending in the second half of the year. Despite the recent global financial market volatility, the Fed still seems to be on track to begin raising short-term U.S. interest rates at some point in the months ahead. Subsequent rate hikes are expected to be very gradual.

There were large fluctuations in U.S. Treasury and municipal yields during the reporting period in anticipation of the onset of tighter Fed monetary policy and in response to turmoil in global markets. Both the U.S. Treasury and municipal yield curves steepened over the period, though long-term municipal yields did not rise as much as their Treasury counterparts with similar maturities. At the end of the reporting period, 30-year municipal bonds yielded more than comparable-maturity Treasuries, making them attractive versus taxable bonds as an alternative for taxable fixed income investors.

As an illustration of their relative attractiveness, on August 31, 2015, the 3.10% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 105% of the 2.95% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.48% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

In the first eight months of 2015, total municipal bond issuance was $289 billion, according to The Bond Buyer, a substantial year-over-year increase. Refunding debt has been rising significantly, as muni issuers have been taking advantage of cheap borrowing costs to refinance older, higher-cost debt. Inflows into the muni market in the first quarter of the year transitioned into a slow but steady pace of outflows during the summer months, though demand from individual investors has been picking up in response to higher muni yields. Overall, flows remain positive year-to-date.

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields					
	Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

With a few exceptions, fundamentals for municipal issuers remain solid overall. The overwhelming number of issuers in the $3.7 trillion municipal bond market are acting responsibly—raising revenues, reducing expenses, balancing budgets, and taking steps to address long-term liability issues. Most state and local governments have been very cautious about adding to indebtedness since the financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market is AAA or AA rated, as measured by the Barclays Municipal Bond Index.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. Investors often overlooked this long-term risk in the past. We believe the market will price in higher pension risks over time, as the magnitude of unfunded liabilities becomes more conspicuous. New reporting rules from the Governmental Accounting Standards Board (GASB) will bring greater transparency to state and local governments’ pension funding gaps.

In the last six months, Chicago’s financial problems, highlighted by an underfunded pension system and other considerations, drew increasing attention after the city’s GO debt was downgraded to below investment-grade status by Moody’s in May. The timing of the move by Moody’s came just as the Illinois state Supreme Court had reversed steps toward pension reform that had recently been introduced in the state. In July, Chicago’s plan to reform a portion of its underfunded pension system was similarly struck down by an Illinois Circuit Court judge, who ruled that the proposed changes diminish pension benefits for individual workers and violate the state constitution, which led to further credit spread widening for both the city and the state. The recent developments in the city reinforce our bias for revenue bonds that are more insulated from the pension funding risks faced by GO debt.

Puerto Rico was also in the headlines during our reporting period. In late June, Governor Alejandro García Padilla conceded that the U.S. territory could not continue servicing its roughly $72 billion in public debt. Puerto Rico subsequently experienced its first official default when it failed to make the full payment due on its Public Finance Corporation bonds at the beginning of August; while this event weighed on the high yield muni index, contagion in the broad muni market has been limited. After our reporting period ended, Puerto Rico released a fiscal and economic growth plan that will likely entail a debt restructuring, as the priority of paying debt service as scheduled was notably absent from the plan. T. Rowe Price’s municipal team has maintained for some time that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1 percentage point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higheryields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

In terms of sector performance, revenue bonds outperformed GO debt over the last six months. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation debt. Among revenue bonds, housing, hospital, and water and sewer bonds posted the strongest performance, while leasing was the only revenue sector to post negative returns. High yield tobacco performed particularly well over the period, outpacing the broad municipal market by a wide margin.

NEW YORK MARKET NEWS

Moody’s Investors Service rates New York State GO debt Aa1, while Standard & Poor’s (S&P) and Fitch both rate the bonds AA+. All three agencies maintain a stable outlook on New York state. Credit ratings for New York City are Aa2 from Moody’s, AA from S&P, and AA from Fitch—all with stable outlooks.

New York’s employment growth lagged that of the U.S. last year but picked up in the first half of 2015. However, employment growth in New York City significantly outpaced that of the U.S. last year. New York’s 2013 per capita personal income was 122% of the U.S. average and the fourth-highest in the nation. We expect economic activity in New York will remain tepid though recent growth has boosted tax revenues and strengthened the state’s fiscal condition. Fiscal 2015 ended with a general fund cash balance of $7.3 billion, including a $5.7 billion balance from settlements reached with several banks and nearly $2 billion in “rainy day” reserves. The state’s budget for fiscal 2016 allocates up to $4.6 billion of this balance to the Dedicated Infrastructure Investment Fund while setting aside $850 million as a cushion against future budgetary shortfalls.

New York is the second most heavily indebted state with $61 billion of net tax-supported debt, according to Moody’s 2015 State Debt Medians Report, and ranks fifth for debt per capita and sixth for debt as a percentage of personal income. But unlike many other states, New York’s pension funds are relatively well funded, with an aggregate funded ratio near 85% as of April 1, 2014. However, New York’s aggregate OPEB liability is high at $77 billion and was completely unfunded as of fiscal 2015. Most of New York’s debt is appropriation-backed, meaning that the legislature must approve debt service payments on these obligations annually and has no legal requirement to continue consenting to these expenses.

New York City continues to show solid fiscal management, making multiyear financial plans and rolling forward budget surpluses from stronger years. Audited results for fiscal 2014 reflect a $4.6 billion surplus, or 6.7% of expenditures, which it rolled forward. Property taxes remain the city’s largest revenue source and act as a stabilizing factor given the city’s practice of phasing in tax assessments over five years. The city’s projected budget gaps from fiscal 2017 to fiscal 2019 rose last year due to the settlement of outstanding labor contracts, but these projections remain well below recession levels. The city’s relatively high long-term liabilities are a greater concern. Per capita GO debt was just under $5,000 in fiscal 2014. The city’s pension plans were 73% funded at the end of fiscal year 2014 based upon new reporting standards from GASB, while its net OPEB obligation was very high at $90 billion.

PORTFOLIO STRATEGIES

New York Tax-Free Money Fund
The New York Tax-Free Money Fund returned 0.01% for the six months ended August 31, 2015, roughly the same as the Lipper New York Tax-Exempt Money Market Funds Index. All money market rates remain closely tied to the fed funds target range of 0.00% to 0.25%.

Low interest rates continued to suppress income for money market investors over the reporting period. As the U.S. economy continues to strengthen, many market observers expect that the Fed will lift short-term rates sometime this year for the first time since 2006. The municipal money market, however, has been slow to reflect the likelihood of higher interest rates.

The New York municipal money market yield curve continued to steepen in the past six months. Overnight yields stayed largely unchanged at 0.01%, while yields on one-year offerings rose by about seven basis points to 0.24%. While expectations of higher interest rates within our investment horizon are one reason for this shift in the yield curve, supply and demand imbalances—partly due to years of historically low rates—continue to dominate the tax-exempt market. As we have noted in prior letters, municipal issuers have restructured much of their borrowing to lock in favorable long-term rates and reduce their exposure to short-term rate increases. Variable rate demand note (VRDN) supply has dropped roughly 58% to about $239 billion from their 2007 highs. As a result, total municipal money market assets under management (roughly $247 billion) are more than VRDN supply outstanding for the first time in many years. This imbalance accounts for the near-zero yields that persist on short-dated munis.

The strengthening U.S. economy has also affected the supply of high-quality, short-dated investments. Municipalities have seen revenues increase in recent years, reducing their short-term borrowing needs. Texas and California—two of the largest borrowers of revenue anticipation notes—will not be issuers this year. While this is good news for those municipalities, it is bad news for money funds as both are well-known, liquid issuers held by a large number of money market funds. Other municipalities have also reduced their borrowing. The result is further reduction in money market supply, as overall note issuance is expected to drop by at least 20% this year.

Credit quality, which plays a large role in managing your fund, has improved for many municipalities as revenues have increased. We generally favor highly rated credits such as housing, education, and dedicated revenue bonds. Sizable positions include New York City Multifamily Housing Authority, Cornell University, and New York State Personal Income Tax-backed bonds. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

When the Fed starts removing monetary accommodations, the path toward interest rate normalization is expected to be long and slow. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal.

New York Tax-Free Bond Fund
The New York Tax-Free Bond Fund returned 0.69% for the six months ended August 31, 2015, exceeding the 0.11% return of its Lipper peer group average. Outperformance was driven by our emphasis on revenue bonds over GO debt, as well as strong security selection in the health care and education sectors. The fund’s performance versus its peers is competitive, placing it in the top third in the trailing one- and three-year periods and in the top quintile in the past 5- and 10-year periods. Based on cumulative total return, Lipper ranked the New York Tax-Free Bond Fund 28 of 100, 20 of 93, 16 of 80, and 9 of 67 New York municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 2015, respectively. (Results will vary for other time periods. Past performance cannot guarantee future results.)

The fund’s duration was 4.5 years at period-end, nearly unchanged from six months ago and close to that of the Barclays index and its peer group. (A longer duration means the fund is more sensitive to changes in interest rates). Weighted average maturity edged up to 17.3 years from 17.0 years at the end of February. In terms of yield curve positioning, we maintained an overweight to bonds with maturities of 15 years and longer relative to the Barclays Municipal Bond Index. We maintained this yield curve positioning for the added yield offered by longer-dated bonds and due to our expectations of higher short-term rates as the Fed drew closer to tightening monetary policy. Unlike past periods when longer-dated bonds outperformed, however, returns were generally flat across the yield curve over the past six months.

Sector weightings remained broadly unchanged over the past six months. We continue to favor revenue bonds over GO debt in light of our long-held concerns that many municipalities will face challenges related to increased pension and health care liabilities. We increased our holdings in education, which accounts for roughly 24% of the fund and is its largest sector. We increased exposure to Colgate University and initiated a position in Iona College. We raised our overweight to health care, the fund’s second-largest sector, an area that typically offers higher-than-average yields. Our holdings in the special tax sector declined slightly after we sold various tax-backed credits such as New York State Personal Income Tax and New York City Transitional Finance Authority, two frequent issuers in the state. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

The fund’s quality diversification shifted slightly in the past six months. The AAA sector experienced the largest decline, reflecting our sale of the aforementioned tax-backed credits and a decrease in high-quality notes as we pared our cash levels. New positions over the period were A rated and lower, reflecting our belief that these investments offer greater value than higher-quality alternatives. The fund has no direct exposure to Puerto Rico, in keeping with our long-held view that the territory’s fiscal deficits and high level of indebtedness are unsustainable.

Holdings that fared best varied in structure and characteristics. A number of lower-rated holdings continued to perform well, as did bonds with near-term issuer prepayment options that were priced at or near par. As always, we will continue to focus on the best long-term prospects in the municipal market, driven by our fundamental research-based investment process.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles later in 2015. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk. However, with the Fed likely to act cautiously, the transition to higher rates may not be as painful as some fear.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 17, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Other post-employment benefits liability (OPEB): Benefits paid to an employee after retirement such as premiums for life and health insurance.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/15	Year Ended 2/28/15	2/28/14	2/28/13	2/29/12	2/28/11
NET ASSET VALUE						
Beginning of period	$ 11.80	$ 11.35	$ 11.95	$ 11.68	$ 10.78	$ 11.13
Investment activities						
Net investment income(1)	0.20	0.40	0.41	0.42	0.45	0.46
Net realized and unrealized gain / loss	(0.12)	0.45	(0.60)	0.27	0.90	(0.34)
Total from investment activities	0.08	0.85	(0.19)	0.69	1.35	0.12
Distributions						
Net investment income	(0.20)	(0.40)	(0.41)	(0.42)	(0.45)	(0.46)
Net realized gain	–	–	–(2)	–	–	(0.01)
Total distributions	(0.20)	(0.40)	(0.41)	(0.42)	(0.45)	(0.47)
NET ASSET VALUE						
End of period	**$ 11.68**	**$ 11.80**	**$ 11.35**	**$ 11.95**	**$ 11.68**	**$ 10.78**
Ratios/Supplemental Data						
Total return(3)	**0.69%**	**7.56%**	**(1.48)%**	**6.02%**	**12.75%**	**0.95%**
Ratio of total expenses to average net assets	0.51%(4)	0.49%	0.50%	0.49%	0.51%	0.51%
Ratio of net investment income to average net assets	3.44%(4)	3.43%	3.63%	3.58%	4.00%	4.11%
Portfolio turnover rate	5.1%	2.9%	9.5%	11.1%	13.4%	15.2%
Net assets, end of period (in thousands)	$ 427,705	$ 456,911	$ 395,658	$ 462,177	$ 398,075	$ 330,318

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 98.9%		
NEW YORK 97.5%		
Albany City IDA, Saint Peter's Hosp., Series A, 5.25%, 11/15/32 (Prerefunded 11/15/17) (1)	1,500	1,650
Albany County Airport Auth., Series A, 5.00%, 12/15/26 (2)	2,300	2,528
Albany Municipal Water Fin. Auth., 5.00%, 12/1/33	420	480
Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing Corp., Series A, 5.375%, 10/1/41	2,040	2,249
Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing Corp., Series A, 5.75%, 10/1/26	1,075	1,265
Buffalo & Erie County Ind. Land Dev., Buffalo State College Foundation Housing Corp., Series A, 6.00%, 10/1/31	1,025	1,198
Buffalo & Erie County Ind. Land Dev., Catholic Health 5.00%, 7/1/40	2,000	2,171
Buffalo & Erie County Ind. Land Dev., Catholic Health 5.25%, 7/1/35	500	558
Build New York City Resource Corp., Pratt Paper 3.75%, 1/1/20 (3)(4)	900	925
Build New York City Resource Corp., Pratt Paper 4.50%, 1/1/25 (3)(4)	1,000	1,061
Build New York City Resource Corp., Pratt Paper 5.00%, 1/1/35 (3)(4)	1,000	1,060
Build New York City Resource Corp., YMCA of Greater New York 5.00%, 8/1/32	1,000	1,097
Build New York City Resource Corp., YMCA of Greater New York 5.00%, 8/1/42	2,000	2,138
Chautauqua County IDA, Dunkirk Power, NRG Energy, IDRB 5.875%, 4/1/42	1,800	1,908
Dormitory Auth. of the State of New York, 5.00%, 3/15/31 (Prerefunded 9/15/16) (1)	3,365	3,529
Dormitory Auth. of the State of New York, Brooklyn Law School 5.75%, 7/1/33	1,000	1,118
Dormitory Auth. of the State of New York, Brooklyn Law School Series A, 5.00%, 7/1/29	500	545
Dormitory Auth. of the State of New York, Cabrini of Westchester, 5.20%, 2/15/41	4,575	4,930

Dormitory Auth. of the State of New York, Columbia Univ. 5.00%, 7/1/38	1,000	1,096
Dormitory Auth. of the State of New York, Consolidated Services Contract, Series A, 5.00%, 7/1/24	1,950	2,196
Dormitory Auth. of the State of New York, Convent of the Sacred Heart School, 5.625%, 11/1/35 (2)	750	884
Dormitory Auth. of the State of New York, Cornell Univ., Series A 5.00%, 7/1/25	500	519
Dormitory Auth. of the State of New York, Cornell Univ., Series A 5.00%, 7/1/26	2,000	2,253
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/20	350	391
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/21	140	157
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/28	500	550
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/34	360	388
Dormitory Auth. of the State of New York, Culinary Institute of America, 5.00%, 7/1/42	450	473
Dormitory Auth. of the State of New York, Fordham Univ. 5.00%, 7/1/44	2,055	2,282
Dormitory Auth. of the State of New York, Manhattan College Series A, 5.00%, 7/1/32 (5)	1,400	1,474
Dormitory Auth. of the State of New York, Marymount Manhattan College, 5.25%, 7/1/29	1,250	1,373
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, 5.00%, 7/1/41	3,000	3,275
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, Series C, 5.75%, 7/1/19 (6)	1,000	1,161
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 7/1/23	1,250	1,474
Dormitory Auth. of the State of New York, Memorial Sloan-Kettering Cancer Center, Series A2, 5.00%, 7/1/26	2,500	2,774
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/22	1,000	1,155

Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/26	4,500	5,079
Dormitory Auth. of the State of New York, Mount Sinai School of Medicine, 5.125%, 7/1/39 (Prerefunded 7/1/19) (1)	1,015	1,165
Dormitory Auth. of the State of New York, Mount Sinai School of Medicine, Series A, 5.15%, 7/1/24 (6)	1,160	1,313
Dormitory Auth. of the State of New York, Municipal Health Lease, 5.00%, 1/15/32	2,500	2,688
Dormitory Auth. of the State of New York, New York Univ. Hosp. Center, Series A, 5.75%, 7/1/31	2,000	2,296
Dormitory Auth. of the State of New York, New York Univ. Series A, 5.00%, 7/1/39	2,700	3,007
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health, Series A, 5.00%, 5/1/20 (Prerefunded 5/1/17) (1)	2,000	2,145
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health, Series A, 5.00%, 5/1/22 (Prerefunded 5/1/17) (1)	1,000	1,073
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health, Series A, 5.00%, 5/1/36	3,575	3,962
Dormitory Auth. of the State of New York, North Shore-Long Island Jewish Health, Series A, 5.50%, 5/1/37 (Prerefunded 5/1/19) (1)	2,750	3,176
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 6.25%, 12/1/37	2,550	2,788
Dormitory Auth. of the State of New York, Pace Univ., Series A 4.00%, 5/1/16	1,275	1,294
Dormitory Auth. of the State of New York, Pace Univ., Series A 5.00%, 5/1/17	1,000	1,049
Dormitory Auth. of the State of New York, Pace Univ., Series A 5.00%, 5/1/38	500	524
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 3/15/20	4,000	4,278
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 6/15/31	3,800	4,383

Dormitory Auth. of the State of New York, Personal Income Tax Series C, 5.00%, 3/15/41	3,000	3,389
Dormitory Auth. of the State of New York, Personal Income Tax Series D, 5.00%, 3/15/31 (Prerefunded 9/15/16) (1)	80	84
Dormitory Auth. of the State of New York, Rochester Institute of Technology, 5.00%, 7/1/25	1,025	1,152
Dormitory Auth. of the State of New York, Rochester Institute of Technology, 5.00%, 7/1/40	1,870	2,107
Dormitory Auth. of the State of New York, Rochester Institute of Technology, 5.00%, 7/1/42	1,000	1,098
Dormitory Auth. of the State of New York, Rockefeller Univ. Series A, 5.00%, 7/1/27	1,000	1,132
Dormitory Auth. of the State of New York, Rockefeller Univ. Series A, 5.00%, 7/1/37	1,360	1,543
Dormitory Auth. of the State of New York, Saint John's Univ. Series A, 5.00%, 7/1/27	1,500	1,717
Dormitory Auth. of the State of New York, Saint John's Univ. Series A, 5.00%, 7/1/44	2,300	2,539
Dormitory Auth. of the State of New York, Saint John's Univ. Series B, 5.00%, 7/1/30	2,500	2,815
Dormitory Auth. of the State of New York, Saint John's Univ. Series C, 5.25%, 7/1/25 (6)	2,000	2,472
Dormitory Auth. of the State of New York, School Dist., Series A GO, 5.00%, 10/1/25	3,000	3,455
Dormitory Auth. of the State of New York, School Dist., Series A GO, 5.00%, 10/1/26	2,500	2,860
Dormitory Auth. of the State of New York, State Univ. 5.00%, 5/15/27	1,000	1,164
Dormitory Auth. of the State of New York, State Univ. 5.00%, 5/15/30	1,500	1,736
Dormitory Auth. of the State of New York, State Univ. 5.00%, 7/1/37	2,500	2,669
Dormitory Auth. of the State of New York, State Univ. 5.00%, 7/1/38	2,500	2,737
Dormitory Auth. of the State of New York, Teachers College 5.00%, 7/1/42	5,000	5,468

Dormitory Auth. of the State of New York, Teachers College 5.50%, 3/1/39	2,255	2,526
Dormitory Auth. of the State of New York, Teachers College Series A, 5.00%, 7/1/31	1,000	1,116
Dormitory Auth. of the State of New York, The New School Series A, 5.00%, 7/1/40	1,000	1,115
Dormitory Auth. of the State of New York, Univ. of Rochester Series B, 5.00%, 7/1/27	915	1,032
Dormitory Auth. of the State of New York, Univ. of Rochester VR, 5.75%, 7/1/39	2,000	2,277
Dutchess County IDA, Bard College, Series A1, 5.00%, 8/1/18	750	769
Dutchess County Local Dev. Corp., Health Quest Systems Series A, 5.00%, 7/1/34	400	437
Dutchess County Local Dev. Corp., Health Quest Systems Series A, 5.00%, 7/1/44	1,145	1,236
East Rochester Housing Auth., Saint Johns Health, Series A 5.00%, 4/20/27	2,420	2,770
Erie County IDA, School Fac., 5.00%, 5/1/25	4,500	5,285
Essex County IDA, Int'l. Paper, PCR, 5.20%, 12/1/23 (3)	1,000	1,007
Essex County IDA, Int'l. Paper, PCR, 5.70%, 7/1/16 (3)	1,850	1,884
Hempstead IDA, Adelphi Univ. Civic Fac., 5.00%, 10/1/30 (Prerefunded 10/1/15) (1)	2,450	2,460
Hempstead Town Local Dev. Corp., Adelphi Univ. Civic Fac. 5.00%, 10/1/27	500	577
Hempstead Town Local Dev. Corp., Adelphi Univ. Civic Fac. 5.00%, 10/1/28	470	537
Hempstead Town Local Dev. Corp., Adelphi Univ. Civic Fac. 5.00%, 10/1/34	300	338
Hempstead Town Local Dev. Corp., Adelphi Univ. Civic Fac. 5.00%, 10/1/35	325	366
Hempstead Town Local Dev. Corp., Adelphi Univ. Civic Fac. 5.00%, 9/1/38	2,000	2,225
Hempstead Town Local Dev. Corp., Adelphi Univ. Civic Fac. Series B, 5.25%, 2/1/39	450	497

Hempstead Town Local Dev. Corp., Molloy College 5.00%, 7/1/39	1,000	1,075
Hempstead Town Local Dev. Corp., Molloy College 5.00%, 7/1/44	1,000	1,068
Hudson Yards Infrastructure, Series A, 5.25%, 2/15/47	2,470	2,702
Hudson Yards Infrastructure, Series A, 5.75%, 2/15/47	5,000	5,697
Long Island Power Auth., 5.00%, 9/1/44	4,000	4,395
Long Island Power Auth. Electric, Series A, 6.00%, 5/1/33	1,475	1,700
Long Island Power Auth. Electric, Series A, 6.25%, 4/1/33	2,395	2,757
Long Island Power Auth. Electric, Zero Coupon, 6/1/21 (2)	2,000	1,775
Long Island Power Auth., Series C, 5.00%, 9/1/35	5,165	5,353
Madison County Capital Resource, Colgate Univ., Series A 5.00%, 7/1/33	750	853
Madison County Capital Resource, Colgate Univ., Series B 5.00%, 7/1/43	2,500	2,827
Metropolitan Transportation Auth., Dedicated Tax Fund Series A, 5.375%, 11/15/27	1,515	1,694
Metropolitan Transportation Auth., Series 2008C 6.25%, 11/15/23	815	950
Metropolitan Transportation Auth., Series 2008C 6.50%, 11/15/28	2,100	2,462
Metropolitan Transportation Auth., Series A, 5.00%, 11/15/38	3,500	3,872
Metropolitan Transportation Auth., Series A 5.50%, 11/15/19 (7)	1,000	1,168
Metropolitan Transportation Auth., Series B 5.25%, 11/15/26 (2)	3,000	3,717
Metropolitan Transportation Auth., Series D, 5.00%, 11/15/30	3,500	4,016
Monroe County IDC, Rochester General Hosp., Series A 5.00%, 12/1/37	1,890	2,030
Monroe County IDC, Univ. of Rochester, Series A 5.00%, 7/1/31	1,000	1,109
Monroe County IDC, Univ. of Rochester , Series A 5.00%, 7/1/36	1,000	1,105

Mount Sinai Union Free School Dist., Suffolk, GO 6.20%, 2/15/17 (8)	1,025	1,105
Mount Sinai Union Free School Dist., Suffolk, GO 6.20%, 2/15/18 (8)	515	579
Nassau County, Series A, GO, 4.00%, 4/1/16	1,355	1,384
Nassau County IDA, Amsterdam at Harborside, Series A 5.875%, 1/1/23	199	197
Nassau County IDA, Amsterdam at Harborside, Series A 6.50%, 1/1/32	537	535
Nassau County IDA, Amsterdam at Harborside, Series A4 6.70%, 1/1/49	896	880
Nassau County IDA, Amsterdam at Harborside, Series A5 6.70%, 1/1/49	138	135
Nassau County IDA, Amsterdam at Harborside, Series B 5.50%, 7/1/20	275	274
Nassau County IDA, Amsterdam at Harborside, Series C 2.00%, 1/1/49 (9)(10)	581	32
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, 5.00%, 7/1/30	1,500	1,675
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, 5.00%, 7/1/31	1,200	1,332
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, 5.00%, 7/1/34	1,000	1,093
Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 5.00%, 7/1/20	1,555	1,767
Nassau County Local Economic Assistance Corp., South Nassau Communities Hosp., 5.00%, 7/1/27	2,000	2,225
Nassau County Local Economic Assistance Corp., Winthrop Univ. Hosp., 5.00%, 7/1/42	3,065	3,241
New Rochelle Local Dev., Iona College, Series A, 5.00%, 7/1/34	400	437
New Rochelle Local Dev., Iona College, Series A, 5.00%, 7/1/35	425	464
New Rochelle Local Dev., Iona College, Series A, 5.00%, 7/1/40	1,000	1,079
New Rochelle Local Dev., Iona College, Series A, 5.00%, 7/1/45	1,250	1,341
New York City, Series A-1, GO, 5.00%, 8/1/35	3,835	4,375

New York City, Series B, GO, 5.00%, 8/1/21	3,625	4,195
New York City, Series B, GO, 5.00%, 8/1/26	3,090	3,486
New York City, Series E, GO, 5.00%, 8/1/28	2,000	2,273
New York City, Series J, GO, 5.00%, 8/1/33	2,500	2,840
New York City Health & Hosp. Corp., Series A, 5.50%, 2/15/23	2,000	2,209
New York City Housing Dev. Corp., Multi-Family, Series A 5.05%, 11/1/38	955	1,000
New York City Housing Dev. Corp., Multi-Family, Series A1 4.80%, 11/1/35	500	521
New York City Housing Dev. Corp., Multi-Family, Series D-1-A 5.00%, 11/1/42	1,070	1,110
New York City Housing Dev. Corp., Multi-Family, Series E-1 5.35%, 11/1/37 (3)	1,000	1,025
New York City Housing Dev. Corp., Multi-Family, Series K 4.95%, 11/1/39	2,200	2,281
New York City IDA, JFK Int'l. Airport, American Airlines Series B, 2.00%, 8/1/28 (Tender 8/1/16) (3)	1,575	1,578
New York City IDA, Terminal One Group, 5.50%, 1/1/24 (Tender 1/1/16) (3)	2,500	2,540
New York City IDA, Yankee Stadium, 5.00%, 3/1/31 (7)	1,800	1,854
New York City Municipal Water Fin. Auth., Water & Sewer Series A, 5.75%, 6/15/40	1,640	1,838
New York City Municipal Water Fin. Auth., Water & Sewer Series FF, 5.00%, 6/15/33	2,350	2,674
New York City Municipal Water Fin. Auth., Water & Sewer Series FF-2, 5.50%, 6/15/40	5,000	5,707
New York City Municipal Water Fin. Auth., Water & Sewer Series HH, 5.00%, 6/15/32	2,250	2,577
New York City Transitional Fin. Auth., Building Aid, Series S1 5.00%, 7/15/33	4,000	4,544
New York City Transitional Fin. Auth., Building Aid, Series S1A 5.00%, 7/15/33	3,000	3,418
New York City Transitional Fin. Auth., Future Tax, Series 1 5.00%, 5/1/33	5,100	5,828

New York City Transitional Fin. Auth., Future Tax, Series A-1 5.00%, 8/1/20 (Prerefunded 8/1/16) (1)	5	5
New York City Transitional Fin. Auth., Future Tax, Series A-1 5.00%, 11/1/23	4,800	5,639
New York City Transitional Fin. Auth., Future Tax, Series D-1 5.00%, 11/1/38	5,580	6,244
New York City Trust for Cultural Resources, Carnegie Hall Series A, 5.00%, 12/1/39	4,500	5,033
New York City Trust for Cultural Resources, Museum of Modern Art, Series 1A, 5.00%, 4/1/28	1,000	1,109
New York City Trust for Cultural Resources, Wildlife Conservation Society, Series A, 5.00%, 8/1/33	2,000	2,289
New York City Trust for Cultural Resources, Wildlife Conservation Society, Series A, 5.00%, 8/1/38	1,000	1,119
New York Convention Center Dev. Corp., Hotel Unit Fee 5.00%, 11/15/21 (8)	1,600	1,616
New York Convention Center Dev. Corp., Hotel Unit Fee 5.00%, 11/15/35	4,000	4,537
New York Liberty Dev. Corp., 3 World Trade Center 5.15%, 11/15/34 (4)	1,250	1,300
New York Liberty Dev. Corp., 4 World Trade Center 5.75%, 11/15/51	7,000	8,074
New York Liberty Dev. Corp., Goldman Sachs, 5.25%, 10/1/35	2,000	2,340
New York Liberty Dev. Corp., One Bryant Park, 6.375%, 7/15/49	3,000	3,390
New York State Housing Fin. Agency, Multi-Family, Series A 5.20%, 11/1/35	2,750	2,875
New York State Housing Fin. Agency, Multi-Family, Series A 5.25%, 11/1/41	1,205	1,255
New York State Mortgage Agency, Homeowner Mortgage Single Family, VRDN, 0.02%, 4/1/37 (3)	1,300	1,300
New York State Thruway Auth., Dedicated Tax Fund, Highway & Bridge, Series A, 5.00%, 4/1/22	1,000	1,104
New York State Thruway Auth., Dedicated Tax Fund, Highway & Bridge, Series B, 5.00%, 4/1/27	5,000	5,391

New York State Thruway Auth., Dedicated Tax Fund, Second General Highway & Bridge, Series B, 5.00%, 4/1/28	1,750	1,948
New York State Thruway Auth., Dedicated Tax Fund, Series B 5.00%, 4/1/28	2,650	2,933
New York State Thruway Auth., Personal Income Tax, Series A 5.00%, 3/15/33	1,390	1,587
New York State Thruway Auth., Series A, 5.00%, 5/1/19	2,800	3,163
New York State Thruway Auth., Series H, 5.00%, 1/1/23 (7)	1,500	1,634
New York State Thruway Auth., Series J, 5.00%, 1/1/41	2,000	2,223
Niagara Frontier Transportation Auth., Buffalo Niagara Int'l. Airport, Series A, 5.00%, 4/1/28 (3)	625	685
Niagara Frontier Transportation Auth., Buffalo Niagara Int'l. Airport, Series A, 5.00%, 4/1/29 (3)	1,035	1,128
Oneida County IDA, Hamilton College, 5.00%, 9/15/32	1,125	1,234
Oneida County IDA, Saint Elizabeth Medical Center 5.75%, 12/1/19	1,070	1,073
Oneida County IDA, Saint Elizabeth Medical Center, Series B 6.00%, 12/1/29	695	696
Onondaga Civic Dev. Corp., Saint Joseph's Hosp. Health Center Series A, 5.125%, 7/1/31	2,000	2,095
Onondaga Civic Dev. Corp., Upstate Properties Dev. 5.25%, 12/1/41	4,000	4,423
Onondaga County, Syracuse Univ., 5.00%, 12/1/36	530	602
Port Auth. of New York & New Jersey, Series 93 6.125%, 6/1/94	2,000	2,426
Port Auth. of New York & New Jersey, Series 149 5.00%, 11/15/27 (8)	1,665	1,816
Port Auth. of New York & New Jersey, Series 172 5.00%, 10/1/34 (3)	2,050	2,260
Port Auth. of New York & New Jersey, Series 178 5.00%, 12/1/38 (3)	2,000	2,197
Port Auth. of New York & New Jersey, Series 179 5.00%, 12/1/38	2,000	2,265

Port Auth. of New York & New Jersey, Series 185 5.00%, 9/1/32 (3)	1,800	2,011
Port Auth. of New York & New Jersey, JFK Int'l. Airport 6.00%, 12/1/36	1,500	1,744
Rensselaer County IDA, Emma Willard School, 5.00%, 1/1/26 (Prerefunded 1/1/16) (1)	1,680	1,707
Rensselaer County IDA, Emma Willard School, 5.00%, 1/1/31 (Prerefunded 1/1/16) (1)	1,500	1,524
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (4)	1,000	1,032
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (4)	180	186
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/17	1,020	1,094
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/28	1,900	2,089
Suffolk Tobacco Asset Securitization Corp., Tobacco Industry Series B, 5.00%, 6/1/23	500	570
Suffolk Tobacco Asset Securitization Corp., Tobacco Industry Series B, 5.00%, 6/1/24	710	804
Suffolk Tobacco Asset Securitization Corp., Tobacco Industry Series B, 5.00%, 6/1/25	500	562
Suffolk Tobacco Asset Securitization Corp., Tobacco Industry Series B, 5.00%, 6/1/32	750	812
Triborough Bridge & Tunnel Auth., Series A, 5.00%, 11/15/29	1,545	1,774
Triborough Bridge & Tunnel Auth., Series A, 5.00%, 11/15/35	1,320	1,382
Triborough Bridge & Tunnel Auth., Series A, 5.00%, 11/15/37	255	277
Triborough Bridge & Tunnel Auth., Series A, 5.25%, 11/15/38	5,000	5,480
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 1/1/20 (11)	2,060	2,305
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/25	1,450	1,729
United Nations Dev. Corp., Series A, 5.00%, 7/1/26	2,425	2,697
Westchester County Local Dev. Corp., Pace Univ., Series A 5.00%, 5/1/34	870	929

Westchester County Local Dev. Corp., Pace Univ., Series A 5.50%, 5/1/42	1,130	1,243
Western Nassau County Water Auth., Series A, 5.00%, 4/1/40	1,000	1,116
		417,144
VIRGIN ISLANDS 0.6%		
Virgin Islands PFA, Diageo, Series A, 6.75%, 10/1/37	800	901
Virgin Islands PFA, Series A-1, 5.00%, 10/1/29	1,500	1,600
		2,501
GUAM 0.4%		
Guam, Gov't. Obligation, Section 30, Series A, 5.75%, 12/1/34	1,500	1,660
		1,660
PUERTO RICO 0.4%		
Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/27 (Prerefunded 7/1/16) (1)	645	672
Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/30 (Prerefunded 7/1/16) (1)	925	963
		1,635
Total Municipal Securities (Cost $396,670)		422,940
Total Investments in Securities 98.9% of Net Assets (Cost $396,670)		**$ 422,940**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Prerefunded date is used in determining portfolio maturity.

(2) Insured by Assured Guaranty Municipal Corp.

(3) Interest subject to alternative minimum tax

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $5,564 and represents 1.3% of net assets.

(5) Insured by Assured Guaranty U.S. Holdings

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The New York Tax-Free Bond Fund (the fund) is a nondiversified, open-end management investment company established by the trust. The fund commenced operations on August 28, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal, New York state, and New York City income taxes by investing primarily in investment-grade New York municipal bonds.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments.

The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on August 31, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended August 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended August 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of August 31, 2015, the fund held interest rate futures with cumulative unrealized gain of $9,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the six months ended August 31, 2015, the fund recognized $28,000 of realized loss on Futures and a $19,000 change in unrealized gain/loss on Futures related to its investments in interest rate derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of August 31, 2015, cash of $27,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient mean of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended August 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $21,460,000 and $37,641,000, respectively, for the six months ended August 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of February 28, 2015, the fund had $4,522,000 of available capital loss carryforwards, which expire as follows: $996,000 in fiscal 2017, and $448,000 in fiscal 2018; $3,078,000 have no expiration.

At August 31, 2015, the cost of investments for federal income tax purposes was $396,484,000. Net unrealized gain aggregated $26,465,000 at period-end, of which $26,712,000 related to appreciated investments and $247,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended August 31, 2015, expenses incurred pursuant to these service agreements were $43,000 for Price Associates; $60,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent trustees were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date October 15, 2015